Exhibit 99.9

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

By Loan Type	please use more rows if there are other type of loans

	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
ARM 2/28	2287	393534647	50.13	7.59	100	593	83.58	41.61	50.23	67.36	95.11	3.87
ARM 2/28 - 60 mo. IO	407	105734994	13.47	6.788	100	655	94.6	42.34	50.71	29.71	99.79	0
ARM 2/28 - Balloon 40/30	281	63933517	8.14	6.608	100	637	88.35	42.38	50.1	70.71	100	0
ARM 3/27	49	8865958.19	1.13	7.37	100	602	77.08	42	43.24	69.77	90.92	5.2
ARM 3/27 - 60 mo. IO	15	3573799.89	0.46	6.644	100	641	91.86	43.02	89.67	18.32	100	0
ARM 3/27 - Balloon 40/30	10	2370475.7	0.3	7.216	100	622	86.87	41.89	33.72	86.68	100	0
ARM 5/25	317	56917302.3	7.25	7.133	100	617	84.47	41.34	56.34	59.6	93.15	5.96
ARM 5/25 - 60 mo. IO	74	18988943.9	2.42	6.522	100	654	88.36	41.67	72.95	48.62	100	0
ARM 5/25 - Balloon 40/30	56	12740391	1.62	6.378	100	646	87.21	40	60.42	76.93	100	0
Fixed Rate	1732	118318836	15.07	8.717	0	643	89.19	41.03	59.16	53.91	98.46	1.54

By Original IO Term	please use more rows if there are other type of IO products

	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
24 months	0	0	0	—	—	—	—	—	—	—	—	—
36 months	0	0	0	—	—	—	—	—	—	—	—	—
60 months	496	128297738	16.34	6.744	100	655	93.6	42.26	55.09	32.19	99.83	0

By Occupancy Status

	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
Owner Occupied	5059	759001691	96.69	7.478	84.65	617	86.89	41.77	53.2	59.2	100	0
Non-Owner Occupied	142	20904549.2	2.66	7.696	91.27	633	74.62	38.15	45.68	72.73	0	100
Second Home	27	5072624.78	0.65	7.642	100	604	79.37	38.39	27.77	55.17	0	0

By Documentation

	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
Full	2863	414777439	52.84	7.233	83.12	609	85.79	41.1	100	66.13	97.36	2.3
Stated	2360	368254263	46.91	7.77	86.92	626	87.36	42.3	0	51.96	95.96	3.05
Limited	5	1947162.1	0.25	7.333	93.03	578	81.01	37.31	0	86.05	93.03	6.97

Debt-to-Income Ratio Distribution
Range	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
<= 30.00	666	83054828.6	10.58	7.356	83.58	609	80.79	24.68	69.44	75.23	92.59	5.72
30.01 - 35.00	590	80841532.8	10.3	7.414	82.31	620	82.89	33.08	56.32	66.86	96.36	3.27
35.01 - 40.00	832	117391006	14.95	7.442	83.64	618	86.57	38.23	53.73	57.23	96.95	2.73
40.01 - 45.00	1223	181913493	23.17	7.499	85.69	622	88.15	43.15	46.55	52.13	97.61	1.97
45.01 - 50.00	1719	285506234	36.37	7.551	85.55	619	89.39	48.03	45.47	54.75	97.39	1.91
50.01 - 55.00	198	36271770.4	4.62	7.499	89.27	582	76.65	53.04	93.71	89.57	95.86	3.52
55.01 - 60.00	0	0	0	—	—	—	—	—	—	—	—	—
>60.00	0	0	0	—	—	—	—	—	—	—	—	—

Wt. Avg. DTI = 41.65

Silent Seconds

	No. of Mortgage Loans	Principal Balance	% of Principal Balance	Wt. Avg. Gross Coupon	% ARM	Wt. Avg. FICO	Wt. Avg. Effective Combined LTV	Wt. Avg. Debt- to- Income Ratio	% Full Documentation	% Refinancing	% Owner Occupied	% Investor Properties
Does not have Silent Second	3756	495729586	63.15	7.866	78.14	601	79.17	41.04	55.73	75.76	94.76	4.22
Has Silent Second	1472	289249278	36.85	6.833	96.56	644	99.1	42.7	47.89	31.73	100	0

Effective Combined LTV (taking into account the silent seconds) = 86.51

Credit Enhancement Levels

	S&P LEVELS output for different ratings	Moody’s Credit Enhancement levels for different ratings
Aaa/AAA	23.04	29.50
Aa1/AA+	19.00	25.65
Aa2/AA	15.18	22.15
Aa3/AA-	13.93	19.70
A1/A+	12.43	17.90
A2/A	11.14	16.10
A3/A-	10.10	14.45
Baa1/BBB+	9.06	12.75
Baa2/BBB	8.24	11.55
Baa3/BBB-	7.24	10.25

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.